                        AMENDED NEGATIVE PLEDGE AGREEMENT
                        ---------------------------------

     This Amended Agreement is entered into by and among MILLER INDUSTRIES, INC., a Tennessee corporation with its principal offices in Chattanooga, Tennessee (the "Borrower"), CENTURY HOLDINGS, INC., a Tennessee corporation and wholly-owned subsidiary of Borrower ("Century Holdings"), MILLER INDUSTRIES TOWING EQUIPMENT, INC., a Delaware corporation and a wholly-owned subsidiary of Century Holdings ("Towing Equipment"), CHAMPION CARRIER CORPORATION, a Delaware corporation and a wholly-owned subsidiary of Century Holdings, Inc. ("Champion") and MILLER INDUSTRIES INTERNATIONAL, INC. ("International") (Century Holdings, Towing Equipment, Champion and International are collectively referred to herein as "Guarantors"), and NATIONSBANK OF TENNESSEE, N.A., a national banking association with its offices in Chattanooga, Tennessee ("NationsBank") (hereinafter referred to as "Lender").

                              W I T N E S S E T H:
                              -------------------

     That WHEREAS, Borrower and Guarantors entered into that certain Loan Agreement dated June 28, 1994, with NationsBank (the "Loan Agreement"); and

     WHEREAS, NationsBank issued to the Borrower a Commitment Letter providing that NationsBank would make available to the Borrower a Revolving Line of Credit Loan in the maximum aggregate principal amount of Fifteen Million Dollars ($15,000,000.00), depending upon the amount received by Borrower pursuant to the Public Offering (as defined in the Loan Agreement) as more specifically set forth in the Loan Agreement; and

     WHEREAS, pursuant to the Loan Agreement, the Lender advanced the Revolving Line of Credit Loan (as defined in the Loan Agreement) pursuant to the terms and conditions of the Loan Agreement, and the Borrower has used the proceeds of the Revolving Line of Credit Loan as provided in the Loan Agreement; and

     WHEREAS, as one of the conditions of the Loan Agreement, Borrower and Guarantors agreed to execute a Negative Pledge Agreement whereby Borrower and Guarantors agreed that they would not sell, convey, transfer, pledge, mortgage, grant a security interest in nor encumber in any manner any of their accounts receivable, inventory and equipment owned by either Borrower or Guarantors, whether now existing or acquired in the future, nor sell, convey, transfer, pledge, mortgage, grant a security interest in nor encumber any capital stock of the Guarantors, without the prior written consent of Lender; so long as any Obligation (as that term is defined in the Loan Agreement) of the Borrower and Guarantors to the Lender remains outstanding, except as specifically allowed in the Loan Agreement (the "Negative Pledge Agreement"); and

     WHEREAS, on or about December 30, 1994, Towing Equipment and Lender entered into an Amendment to Certain Loan Documents amending the Loan Agreement and Negative Pledge Agreement to reflect the merger of Century Wrecker Corporation with an entity called Century Finance Group, Inc. and the name change of the merged entities to Miller Industries Towing Equipment, Inc. and to recognize the liability and obligation of Towing Equipment as new guarantor under the Loan Agreement and Negative Pledge Agreement and the Loan Documents; and

     WHEREAS, on or about March 30, 1995 the Lender, Borrower and Century Holdings, Towing Equipment and Champion (as Guarantors) entered into a Second Amended Loan Agreement whereby the interest rate payable by Borrower to Lender on the Revolving Line of Credit was amended; and

     WHEREAS, on or about December 29, 1995, Lender, Borrower and Guarantors entered into a Third Amended Loan Agreement and Amendment to Guaranty Agreements whereby the amount of indebtedness was increased from $15,000,000 to an amount up to $25,000,000, the interest rate was amended, the financial covenants were revised, and the Guarantors affirmed and confirmed their guaranty of the Obligations (as defined in the Loan Agreement, as amended) of Borrower to Lender including the increase in indebtedness to an amount up to $25,000,000; and

     WHEREAS, on or about February 29, 1996, Lender, Borrower and Guarantors entered into a Fourth Amendment to Loan Agreement whereby the Loan Agreement was amended to add an event of default; and

     WHEREAS, Borrower has requested and Lender has agreed to increase the it-evolving Line of Credit Loan available to Borrower from $25,000,000 to an amount up to $50,000,000 pursuant to a Renewal and Modification of Revolving Line of Credit Note, and Lender, Borrower and Guarantors have entered into a Fifth Amendment to Loan Agreement and Amendment to Guaranty Agreements to increase the amount of indebtedness under the Revolving Line of Credit Note, to extend the maturity date, to amend the interest rate, to revise financial covenants and to make other amendments that will be set forth therein and to affirm and confirm the guaranty by the Guarantors of the increase in the amount of the indebtedness from $25,000,000 to up to $50,000,000; and

     WHEREAS, as one of the conditions to increasing the amount of indebtedness under the Revolving Line of Credit Note, Borrower and Guarantors have agreed to execute this Amended Negative Pledge Agreement to affirm and reaffirm Borrower and Guarantors' agreement that they will not sell, convey, transfer, pledge, mortgage, grant a security interest in or encumber in any manner any of their accounts receivable, inventory and equipment owned by either Borrower or Guarantors and any capital stock of the Guarantors, whether now existing or acquired in the future, without the prior written consent of Lender, so long as any Obligation (as that term is defined in the Loan Agreement) including, but not limited to, the increase in indebtedness of up to $50,000,000, of the Borrower and Guarantors to the Lender remains outstanding, except as specifically allowed in the Loan Agreement, as it may be amended from time to time; and

     WHEREAS, in consideration of the mutual covenants and conditions set forth herein and in consideration of the Lenders increase in the Revolving Line of Credit Loan to Borrower and Guarantors contemplated under the Fifth Amended Loan Agreement and Amendment to Guaranty Agreements executed in relation thereto, the legal sufficiency of which are irrevocably acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. All terms and condition of the Negative Pledge Agreement executed by Borrower and Guarantors on June 24, 1994, as amended, shall remain in full force and effect and are incorporated by reference herein and shall extend and apply to the increase in indebtedness of Borrower to Lender from $25,000,000 to an amount up to $50,000,000.

     IN WITNESS WHEREOF, the parties intending to be legally bound have executed this Second Amended Negative Pledge Agreement as of this 30th day of April, 1997.

                                 MILLER INDUSTRIES, INC.


                                 By:  /s/ Adam Dunayer      Vice President, CFO
                                    -------------------------------------------
                                                                        Title

STATE OF TENNESSEE         )
                           )
COUNTY OF HAMILTON         )

     BEFORE ME personally appeared Adam Dunayer, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Vice President, CFO of Miller Industries, Inc., the within-named corporation, and that he as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as such officer.

     WITNESS my hand and seal, at office, on this 23rd day of July, 1997.

                                      /s/ Nancy E. Pantee
                                      ----------------------------------------
                                      Notary Public
                                      My Commission Expires: December 11, 1999

                                       CENTURY HOLDINGS, INC.


                                       By:  /s/ Jeffrey Badgley      President
                                          -------------------------------------
                                                                         Title

STATE OF TENNESSEE         )
                           )
COUNTY OF HAMILTON         )

     BEFORE ME personally appeared Jeffrey Badgley, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be President of Century
Holdings, Inc., the within-named corporation, and that he as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as such officer.

     WITNESS my hand and seal, at office, on this 23rd day of July, 1997.

                                        /s/ Nancy E. Pantee
                                        ---------------------------------------
                                        Notary Public
                                        My Commission Expires: December 11, 1999

                            MILLER INDUSTRIES TOWING EQUIPMENT,
                              INC.


                            By:  /s/ David Tatum       Vice President of Finance
                               -------------------------------------------------
                                                                           Title

STATE OF TENNESSEE         )
                           )
COUNTY OF HAMILTON         )

     BEFORE ME personally appeared David Tatum, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be VP of Finance of Miller Industries Towing, Inc., the within-named corporation, and that he as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as such officer.

     WITNESS my hand and seal, at office, on this 23rd day of July, 1997.


                                       /s/ Nancy E. Pantee
                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires: December 11, 1999

                                     CHAMPION CARRIER CORPORATION


                                     By:  /s/ Jeffrey Badgley          Director
                                        ---------------------------------------
                                                                       Title

STATE OF TENNESSEE         )
                           )
COUNTY OF HAMILTON         )

     BEFORE ME personally appeared Jeffrey Badgley, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Director of Champion Carrier Corporation, the within-named corporation, and that he as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as such officer.

     WITNESS my hand and seal, at office, on this 23rd day of July, 1997.


                                       /s/ Nancy E. Pantee
                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires: December 11, 1999

                                 MILLER INDUSTRIES, INTERNATIONAL, INC.


                                 By:  /s/ David Tatum       Assistant Secretary
                                    -------------------------------------------
                                                                          Title

STATE OF TENNESSEE         )
                           )
COUNTY OF HAMILTON         )

     BEFORE ME personally appeared David Tatum, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Assistant Secretary of Miller Industries International, Inc., the within-named corporation, and that he as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as such officer.

     WITNESS my hand and seal, at office, on this 23rd day of July, 1997.


                                       /s/ Nancy E. Pantee
                                       --------------------------------------
                                       Notary Public
                                       My Commission Expires: December 11, 1999